                                                                   EXHIBIT 10.73

                            DATED 31st January 1985

                        PENSION FUNDS SECURITIES LIMITED

                                     - and -

                            MINIPACK SYSTEMS LIMITED

                                     - and -

                             TINSLEY-ROBOR GROUP PLC

--------------------------------------------------------------------------------

Original/

                                      LEASE

                                       of

              Unit 7 Waterloo Industrial Estate Hedge End Eastleigh
                       Southampton in the County of Hants

--------------------------------------------------------------------------------

[GRAPHIC]

THIS LEASE is made the Thirty-first day of January One thousand nine hundred and eighty-five BETWEEN PENSION FUNDS SECURITIES LIMITED whose registered office is situate at Imperial Chemical House Millbank London SWlP 3JF of the first part MINIPACK SYSTEMS LIMITED whose registered office is situate at Rolls House 7 Rolls Buildings Fetter Lane London EC4A 1NH of the second part and TINSLEY-ROBOR GROUP PLC whose registered office is also at Rolls Rouse 7 Fetter Lane aforesaid of the third part

WITNESSETH as follows:-

Definitions

1.0 In this Lease (which shall include any Schedule hereto) unless the context otherwise requires the terms defined in Schedule A hereto shall have the meanings specified therein

Interpretation

2.0 This Lease shall unless the context otherwise requires be construed as hereinafter provided:

2.1 Where there is more than one person for the time being included in the expression "the Tenant" covenants and obligations at any time expressed to be made or assumed by the party in question are made and are to be construed as made by all such persons jointly and each of them severally

2.2 Covenants and obligations made or assumed by any party shall be binding on and enforceable against his personal representatives

2.3 Any covenant by the Tenant not to do any act or thing shall be deemed to include an obligation not knowingly to permit or suffer such act or thing to be done

2.4 Any reference to any Act of Parliament shall include any Act or Acts for the time being in force amending or replacing the same or of a similar nature and shall include any order instrument circular regulation direction or plan made or issued thereunder or deriving validity therefrom and any future legislation or matter as aforesaid of a like nature or effect which may from time to time be substituted for such Acts or implement or supplement or affect the same

2.5   Words denoting the masculine gender shall include the feminine gender

2.6   Words denoting persons shall include corporations and partnerships

2.7 Any Index annexed hereto and the Clause headings contained herein are included purely for ease of reference and shall not affect the interpretation hereof

Demise and Rents

3.0 In consideration of the rents hereby reserved and the covenants on the part of the Tenant and the conditions hereinafter contained the Landlord HEREBY DEMISES unto the Tenant the Demised Premises TOGETHER WITH such rights and easements specified in Part II of Schedule B hereto EXCEPTING AND RESERVING unto the Landlord (and any person authorised or approved by the Landlord) such rights and easements as are more particularly specified and set out in Part III of the said Schedule B TO HOLD the Demised Premises unto the Tenant subject to the matters referred to in Part IV of Schedule B if and so far as the Demised Premises are affected thereby for the Term subject to all rights easements quasi-easements and privileges belonging to or enjoyed by any adjoining or neighbouring property

3.1 YIELDING AND PAYING therefor unto the Landlord yearly during the Term and so in proportion for any less period than a year but without any deductions FIRST the Basic Rent AND SECONDLY by way of further rent an amount equal to the expenditure incurred by the Landlord from time to time in accordance with the covenant in Schedule E hereto under the heading "Insurance" by way of premiums for the insurance of the Demised Premises such further rent to be paid on the quarter day which occurs next after the expenditure of the said amount by the Landlord

3.2 The Basic Rent shall be paid in advance by equal quarterly payments on the usual quarter days in each year the first of such payments being in respect of the period from the 14th day of July 1985 to the 28th September 1985 to be paid on the 14th day of July next

3.3 IT IS HEREBY AGREED and declared that the Basic Rent shall be reviewed and (if appropriate) increased but not decreased at the times and in manner set out in Schedule C hereto

Tenant's Covenants

4. The Tenant HEREBY COVENANTS with the Landlord to observe and perform the Tenant's covenants at all times during the Term in manner set out in Schedule D hereto

Landlord's Covenants

5. The Landlord HEREBY COVENANTS with the Tenant to observe and perform the Landlord's covenants at all times during the Term in manner set out in Schedule E hereto

Proviso

6.    It is Hereby AGREED AND DECLARED as provided in Schedule F hereto

Surety's Covenants

7. The Surety HEREBY COVENANTS with the Landlord in manner set out in Schedule G hereto

      IN WITNESS whereof these Presents have hereunto been entered into the day and year first above written

                                   SCHEDULE A

Definitions (Clause 1)

1. "Landlord" means the party of the first part and shall include the estate owner for the time being of the reversion immediately expectant on the termination of the Term

2. "Tenant" means the party of the second part and includes the successors in title and assigns of that party

3. "Surety" means the party of the third part (if any) and any party at any time joined as Surety for the Tenant

4. "Demised Premises" means the premises more particularly described in Part I of Schedule B hereto or any part or parts thereof and includes the appurtenances thereof the Landlord's fixtures and fittings therein any and all additions and improvements thereto

5. "This Lease" means this Lease and includes any Schedule hereto any Licence granted pursuant to and any deed of variation of the provisions hereto and any deed or instrument made supplemental here to

6. "Plan" means the plan or plans annexed hereto and specified in Part 1 of Schedule B hereto

7. "Planning Acts" means the Town and Country Planning Act 1971 and all other matters included by virtue of Clause 2.4 hereof

8. "Term" means the term of 25 years commencing on the Twenty-fifth day of December One thousand nine hundred and eighty-four

9. "Commencement Date" means the thirty-first day of January One thousand nine hundred and eighty-five

10. "Basic Rent" means the clear yearly rent of Twenty-nine thousand five hundred pounds ((pound)29,500) reserved under this Lease as increased from time to time during the term pursuant to the provisions of Schedule C hereto

11. "Insured Risks" means loss or damage by fire explosion storm tempest aircraft riot civil commotion malicious damage earthquake flood burst pipes impact and includes cover in respect of architects surveyors and other professional fees on re-instatement and three years loss of rent and such other risks as the Landlord shall reasonably think fit

12. "Review Date" means the Twenty-fifth day of December One thousand nine hundred and eighty-nine and each successive fifth anniversary of such date during the Term but shall also be construed in accordance with the provisions of paragraph 8 of Schedule C hereto and the expression "Relevant Review Date" shall be construed accordingly

13. "Rental Period" means the period between a Review Date and the next succeeding Review Date and the expression "Relevant Rental Period" shall be construed accordingly

14. "Specified Use" means as accommodation for Industrial use within the meaning of Class III of the Town and Country Planning Act (Use Classes) Order 1972 together with ancillary offices

15. "Lettable Area" means the area of the Demised Premises available as accommodation for the Specified Use calculated in accordance with the normal practice for assessing lettable areas of premises used for the Specified Use

16. "Open Market Rent" means the best clear yearly rent at which the Demised Premises together with the rights hereby granted and all rights and privileges which are at the Relevant Review Date appurtenant thereto or enjoyed thereunder might reasonably be expected to be let as a whole (including Landlords fixtures and fittings) at the Relevant Review Date by a willing landlord to a willing tenant in the open market with vacant possession and without premium or any other consideration for the grant thereof for a term from the Relevant Review Date equal to the original length of the Term assuming if not the fact

      (i) that the Demised Premises remain in existence and fit for use and occupation as provided in this Lease

      (ii) that the Tenant has performed and observed the covenants and conditions on its part herein contained and

      (iii) that the Lettable Area of the Demised Premises is Twelve thousand four hundred square feet (12,400 sq.ft.) or such greater area as is at the Relevant Review Date available as accommodation for the Specified Use with the consent of the Landlord and

      (iv) that the Demised Premises are available to be let for any one or more of the following uses :-

            (a)   the Specified Use or

            (b) any other user for which the Demised Premises are at the time of the Relevant Review Date used in accordance with any consent given by the Landlord or

            (c) any other user being a user falling within the same class of uses specified in any current Use Glasses Order made under the Planning Acts as either of the uses mentioned in (a) or (b) above which the Landlord in the course of the review may specify in writing as being a use for which the Landlord would be willing to grant consent either unconditionally or subject to such conditions as the Landlord may specify and on a lease which shall otherwise contain the same terms and provisions in all respects as this Lease (including the provisions for review of rent) PROVIDED THAT the Landlord may prior to or in the course of the review specify in writing such waivers of or consents under any of the covenants herein contained and the conditions (if any) to be attached to such waivers or consents which the Landlord would be willing to make or agree to and in that event such waivers or consents shall henceforth apply to the Demised Premises and for the purposes of the review it shall be assumed that any such waiver had been made or consent given prior to the Relevant Review Date in the manner and on the terms specified by the Landlord there being disregarded

      (i) any effect on rent of the Tenants occupation of the Demised Premises and

      (ii) any goodwill attached to the Demised Premises by the reason of the business carried on thereat by the Tenant and

      (iii) any improvements to the Demised Premises carried out by the Tenant since the commencement of the term hereby granted with the Landlords written consent (where needed) and otherwise than in pursuance of an obligation owed by law to the Landlord and

      (iv)  any effect on rent of the Statutory Rent Restrictions

17. "The Surveyor" means the independent Chartered Surveyor (having not less than ten years experience in the valuation and/or letting of premises for uses of the same type as the Specified Use in the same area as the Demised Premises) appointed from time to time to determine the Open Market Rent pursuant to the provisions of Schedule C hereto

18. "Landlord's Surveyor means the Landlord's Surveyor or Managing Agents for the time being including any such in the full time employment of the Landlord

19. "Statutory Rent Restrictions" means the restrictions imposed by any statute for the control of rent in force on a Review Date or on the date on which any increased rent is ascertained in accordance with Schedule C hereto and any regulations or orders made thereunder which operate to impose any limitation whether in time or amount on the ascertainment or collection of an increase in the Basic Rent or any part thereof

20. "Prescribed Rate" means two per centum per annum above the Barclays Bank plc Base Rate or in the event of the said Base Rate ceasing to exist such other reasonable rate of interest as the Landlord may from time to time agree in writing and failing such agreement such reasonable rate of interest as shall be determined by a single Arbitrator appointed in default of agreement by the

      President for the time being of the Royal Institute of Chartered Surveyors under the Arbitration Acts 1950 to 1979

21. "Registration Fee" means the sum of twenty five pounds which shall be increased pro rata with any increase from time to time in the amount of the Basic Rent above that specified herein

22. "Development" means the premises situate and known as Waterloo Industrial Estate Hedge End Eastleigh Southampton in the County of Hants shown edged blue on the Plan annexed hereto

23. "Common Parts" means all those roadways car parks amenity areas and footpaths (if any) within the Development shown edged brown on the Plan annexed hereto and the parking spaces hatched green and hatched yellow on the said plan

                                   SCHEDULE B

Part I - The Demised Premises (Clause 3.0)

ALL THOSE premises being the area of the existing building and the buildings thereon and the loading and unloading areas situate and known as Unit 7 Waterloo Industrial Estate Hedge End Eastleigh Southampton in the County of Hampshire as the same are shown for the purpose of identification only edged red on the Plan annexed hereto

SCHEDULE B

Part II - Rights and Easements  (Clause 3.0)

Benefit of Easements

1. The right in common with the Landlord and all other persons entitled to use and enjoy the benefit of all easements and quasi-easements and services subsisting or maintained for the benefit of the Demised Premises in over under or against any adjoining or adjacent premises of the Landlord to the extent that the same are necessary for the reasonable enjoyment of the Demised Premises but excluding any rights of light and air which are and to the extent to which the same are specifically excepted and reserved herein

Shared Rights

2. Subject to the Tenant's observance and performance of the covenants on its part herein contained the Landlord hereby grants to the Tenant the rights so far as is necessary and as the Landlord may lawfully grant the same for the Tenant :-

      (a) to pass with or without vehicles for the purpose only for access to and egress from the Demised Premises in over and along the roadways comprised in the Common Parts

      (b) to use the car parking spaces as shall be designated by the Landlord from time to time for the purpose only as appropriate of parking motor vehicles belonging to the Tenant its employees and visitors and shown for identification hatched yellow on the plan annexed hereto and

      (c) the exclusive use of the car parking spaces for purpose of parking motor cars belonging to the Tenant its employees and visitors shown for identification hatched green on the Plan annexed hereto

SCHEDULE B

Part III - Exceptions and Reservations (Clause 3.0)

Rights and Easements over Adjoining Land

1. All rights of light air and easements (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter belonging to or enjoyed by the Demised Premises from or over any adjacent or neighbouring land or building

Building on adjacent land

2. The right to build or rebuild or alter any adjacent or neighbouring land or building of the Landlord in any manner whatsoever and to let the same for any purpose or otherwise deal therewith notwithstanding the light or air to the Demised Premises is in any such case thereby diminished or any other liberty easement right or advantage belonging to the Tenant is thereby diminished or prejudicially affected

Support and Shelter

3. The right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the term vested in the Landlord

Services for adjoining premises

4. The free passage and running of air gas electricity water and soil telephone and other services through or along the pipes wires channels drains and watercourses already or hereafter during the Term to be built or placed in through over or under the Demised Premises to and from all other parts of any premises belonging to the Landlord or in which it has an interest and the right to connect up to the same

SCHEDULE B

Part IV - Matters to which the Demised Premises are subject  (Clause 3.0)

The matters contained or referred to in the Property Register and the Charges Register of the Landlord's Title Number HP 181433

                                   SCHEDULE C

                            Rent Review (Clause 3.4)

1. The Basic Rent payable for each Rental Period shall be whichever is the greater of (a) the Basic Rent which was or but for the Statutory Rent Restrictions would have been payable in accordance with the provisions of this Lease for the period immediately preceding the Relevant Review Date or (b) the Open Market Rent at such Review Date as agreed between the Landlord and the Tenant or determined by the Surveyor in accordance with the provisions of this Schedule

2. If the Open Market Rent shall not have been agreed in writing between the Landlord and the Tenant one month before the Relevant Review Date either party may (whether before or at any time after the Relevant Review Date) by notice in writing to the other party require the Open Market Rent to be determined by the Surveyor who shall be appointed jointly by agreement between the parties

3. In default of agreement between the Landlord and the Tenant on the appointment of the Surveyor the Surveyor shall be appointed by the President (or other Chief Officer) for the time being of the Royal Institution of Chartered Surveyors on the written application of either of them which (subject to any agreement in writing between the Landlord and the Tenant to the contrary) may be at any time after notice has been given in accordance with paragraph 2 of this Schedule

4.    The Surveyor shall act as an arbitrator under the Arbitration Acts 1950 to
      1979

5. The Surveyor shall give notice to the Landlord and the Tenant in writing of the Open Market Rent as determined by him (such determination being final and binding on the parties) and the Open Market Rent so determined shall be payable from the commencement of the Relevant Rental Period

6. The Surveyor's fees and charges shall be borne by the Landlord and the Tenant in such proportions as the Surveyor shall determine and in default of such determination in equal shares

7. If the Open Market Rent has not been ascertained (by agreement or determination) by any Relevant Review Date in accordance with the provisions of this Schedule the Tenant shall pay to the Landlord for any period between such Relevant Review Date and the usual quarter day immediately following the ascertainment of the Open Market Rent the Basic Rent at the yearly rate payable for the period immediately preceeding such Relevant Review Date and on the usual quarter day immediately following the ascertainment of the Open Market Rent shall (in addition to the Basic Rent then payable) pay to the Landlord at a yearly rate equal to the difference (if any) between the Basic Rent payable immediately before such Relevant Review Date and the new Basic Rent determined in accordance with the provisions of this Schedule additional rent in respect of the period between such Relevant

      Review Date and such quarter day together with interest thereon at the Prescribed Rate from the date or dates from which such additional rent became payable until payment

8. If the Statutory Rent Restrictions would at any Relevant Review Date restrict or prohibit the review of the Basic Rent or the collection recovery or retention of the same then the Landlord shall be entitled once only following such removal or modification of the Statutory Rent Restrictions to serve notice (hereinafter called "an interim notice") on the Tenant and from and after the service of such interim notice until the next Relevant Review Date or the service of the next interim notice (whichever shall first occur) the rent shall be whichever is higher of the Open Market Rent at the date of service of such interim notice and the Basic Rent payable immediately prior thereto and the provisions of this Schedule shall apply to the ascertainment of such Open Market Rent as if the date of service of such interim notice were a Relevant Review Date

9. On each occasion that the Basic Rent is ascertained (whether by agreement or determination in accordance with the provisions of this Schedule) the Landlord and the Tenant shall cause a memorandum of the amount thereof payable for the Relevant Rental Period to be endorsed on or annexed to this Lease and the counterpart thereof and the same shall be signed by or on behalf of the Landlord the Tenant and the Surety

10. Time shall not be of the essence of any of the provisions of this Schedule save the provision for payment by the Tenant of additional rent and interest in paragraph 8 hereof

                                   SCHEDULE D

                          Tenant's Covenants (Clause 4)

      Rent

1.    To pay

      (a) the Basic Rent and other rents payable or to become payable under this Lease and

      (b)   any and all interest to become payable pursuant to this Lease at the times and in manner aforesaid without any deduction except as aforesaid

      Outgoings

2.1 To pay and discharge all existing and future rates taxes duties charges assessments impositions and outgoings whatsoever (whether parliamentary parochial local or of any other description and whether or not of a revenue or non-recurring nature and even though of a wholly novel character) which are now or may at any time hereafter be assessed charged levied or imposed upon or payable (a) in respect of the Demised Premises or (b) on or by any estate owner landlord tenant or occupier in respect thereof (except any tax payable by the Landlord in respect of any reversionary interest in the demised premises or as a result of any dealing or deemed dealing with any such reversionary interest or in respect of the receipt by the Landlord of the Basic Rent or other sums payable by the Tenant hereunder) PROVIDED THAT if the Demised Premises shall have been left unoccupied during the whole or part of the period of three months immediately preceding the termination of the Term the Tenant shall in respect of an equivalent period thereafter pay and keep the Landlord indemnified in respect of any general or other rate or similar charge which may arise because the Demised Premises remain unoccupied

2.2 To repay to the Landlord in the absence of direct assessment on the Tenant the proportion properly attributable to the Demised Premises of such of the aforesaid rates taxes duties charges assessments impositions and outgoings as may be payable in respect of any property of which the Demised Premises form a part

      Insurance

3.1 To repay to the Landlord on demand a proportion as determined in accordance with sub-clause .2 of this Clause of the sums which the Landlord shall from time to time pay by way of premiums (and all of any increased premiums payable by reason of any act or omission on the part of the Tenant) for keeping the Development insured under the covenant on the part of the Landlord contained in the paragraph headed " Insurance" in Schedule E

3.2 The proportion referred to in the preceding sub-clause shall be determined under the Clause of Part II of Schedule F headed "Service Charge"

3.3 Not to do in or on the Demised Premises anything whereby the insurance of the Demised Premises or of any premises of which the Demised Premises form part against the Insured Risks may be vitiated or prejudiced nor without the consent of the Landlord do anything whereby any additional premium may become payable for the insurance of the Demised Premises or of any premises of which the Demised Premises form part such consent not to be unreasonably withheld upon agreement of the Tenant accepting liability for any such additional premium

3.4 In the event of any Landlord's insurance policy or policies for the Demised Premises or of any premises of which the Demised Premises form part or of any part thereof being vitiated in consequence of any act action or omission of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the Demised Premises or other premises or any part thereof in respect of which compensation is not forthcoming from the Landlord's insurance company and against all costs of any increased or additional premiums incurred by the Landlord

3.5 If at any time the Tenant shall be entitled to the benefit of any insurance on the Demised Premises (which is not effected or maintained in pursuance of any obligation herein contained) then to apply all moneys received by virtue of such insurance in making good the loss or damage in respect of which the same shall have been received

3.6 To notify the Landlord forthwith of any damage to or destruction of the Demised Premises or any part thereof occasioned by the occurence of any of the Insured Risks

      Value Added Tax

4. To pay to the Landlord or (as the case may be) to its Solicitors Surveyors or other agents to whom any payment is due under the covenants agreements and provisions herein contained or implied which is a payment whereon Value Added Tax or other similar fiscal charge is chargeable the amount of Value Added Tax or similar fiscal charge chargeable in respect of the payment at the rate applicable to that payment as and when due

      Gas Electricity and Water Charges

5. To pay for all gas and electricity and water consumed on the Demised Premises and all telephone charges and to observe and perform at the Tenant's expense all present and future regulations and requirements of the Gas and Electricity and Water Supply Authorities and British Telecom concerning the Demised Premises and to keep the Landlord indemnified in respect thereof and to reimburse to the Landlord a reasonable portion (to be determined by the Landlord's Surveyor) of all sums paid by the Landlord from time to time to the Electricity Gas or Water supply Authorities or to British Telecom in respect of any connection to or alteration or repair of the wiring or piping or other machinery or equipment in or about the Development used for electricity or water supply or gas or telephone which benefits the Tenant or the Demised Premises or any part thereof

      Repairs

6.1 At all times during the Term when and as often as need shall require well and substantially to cleanse repair support and uphold and from time to time when necessary rebuild and renew to the reasonable satisfaction of the Landlord all present and future buildings forming part of the Demised Premises (except damage by the insured risks PROVIDED that such damage is not excluded by the Landlord's policy or policies of insurance and such policy or policies shall not have become vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant) and to renew and replace from time to time all Landlord's fixtures fittings and appurtenances in the Demised Premises which nay become or be beyond repair at any time during or at the expiration or sooner determination of the Term AND PROVIDED THAT the Tenant shall not be liable under this Clause for remedying any defect in the land or buildings which shall give rise to a valid claim by the Landlord or the Tenant against any third party in relation to the surveying design or construction of the Demised Premises any dispute as to the existence of any such claim being referred to the decision of a single arbitrator to be agreed between the parties and failing agreement to a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party alone and the cost of such arbitration shall be borne by the parties equally

6.2   Without prejudice to the generality of the foregoing :-

      (a) to keep and maintain all exterior parts of the Demised Premises in a clean and tidy condition and not to cause or permit any rubbish to be deposited thereon other than in any area designated for that purpose by the Landlord and to arrange for collection of the rubbish at intervals not less than once a week Provided that the Tenant shall not be deemed in breach if collection is prevented by the default of the relevant authority

      (b) to keep any landscaped areas within the Demised Premises properly cultivated and maintained in a clean and tidy condition

      (c) to clean repair maintain and renew all materials used in the construction or decoration of the Demised Premises or any part thereof in a good and workmanlike manner and in accordance with the appropriate approved or recommended practices procedures and standards

6.3 In so far as such matters are not expressly included in or provided for by the provisions hereinafter contained at all times to contribute and pay a rateable or proper proportion of the costs charges and expenses of making repairing maintaining rebuilding and cleansing all ways roads pavements car parks landscaped areas sewers drains pipes watercourses party-walls party-structures party-fences walls or other conveniences which may belong to or be used for the Demised Premises in common with other premises near or adjoining thereto such proportion in case of difference to be settled by the Landlord's Surveyor acting in a reasonable manner whose decision shall be final (except in the case of manifest error) and to be paid by the Tenant within 21 days of a demand and to keep the Landlord indemnified against such proportion of such costs charges and expenses as aforesaid

      Decoration

7. Without prejudice to the generality of the foregoing to the reasonable satisfaction of the Landlord's Surveyor :

7.1 In every Third year of the said term (but not during the penultimate year) and in the last year thereof (howsoever determined) to paint in a proper and workmanlike manner all the external parts heretofore or usually painted and all additions thereto with at least two coats of good quality paint the tints or colours on each occasion to be approved in writing by the Landlord such approval not to be unreasonably withheld or delayed AND to wash down all tiles cladding glazed bricks or polished stone or similar washable surfaces and repoint all brick work as and when required and to keep the windows of the Demised Premises properly cleaned inside and outside

7.2 In every fifth year of the said term and also in the last year thereof (howsoever determined) to paint in a proper and workmanlike manner all the inside wood metal and other parts heretofore or usually painted of the Demised Premises with at least two coats of good quality paint and so that such internal painting in the last year of the said term shall be of a tint or colour approved in writing by the Landlord not to be unreasonably withheld or delayed and also with every such internal painting to clean wash stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the Demised Premises that have been or ought properly to be so treated and so that in the last year of the said term the tints and colours of all such works of internal decoration shall be approved by the Landlord in writing (such approval not to be unreasonably withheld)

      Yield Up

8.1 At the expiration or sooner determination of the Term quietly to yield up to the Landlord the Demised Premises duly painted repaired cleaned maintained amended and renewed and kept in accordance with the covenants in that behalf herein contained PROVIDED however that the Tenant may prior to the date of such expiration or determination remove all Tenant's or trade fixtures making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord's Surveyor any damage to the Demised Premises caused by such removal and shall remove all the Tenant's furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for the removal and disposal of any such fixtures and other items not removed by the Tenant prior to the said expiration or determination and the cost of such removal and disposal shall be paid by the Tenant to the Landlord on demand provided always that the Landlord shall be under no obligation to arrange such removal and disposal

8.2 In the event of any alterations having been made to the Demised Premises during the Term to reinstate the Demised Premises (if so reasonably required by the Landlord but not otherwise) to the condition in which the same were prior to the making of such alterations and in any event to remove any moulding sign writing or painting of the name or business of the Tenant and other persons from the Demised Premises and

8.3 PROVIDED THAT if the Tenant shall fail to leave the Demised Premises in such condition as aforesaid then and in such case the Landlord may do or effect all such repairs renovations and decorations for which the Tenant shall be liable hereunder and the reasonable cost thereof shall be paid by the Tenant to the Landlord on demand and the Tenant will also pay to the Landlord mesne profits at the rate of the rent payable hereunder immediately prior to the said expiration or determination during the period reasonably required for carrying out such work and the amount of such mesne profits shall be added to the cost of carrying out such work as aforesaid and the certificate of the Landlord's Surveyor certifying the cost to the Landlord of such work and the period reasonably required for carrying out the same shall be final and binding on the Tenant Provided that the Tenant shall be deemed to have complied with its obligations hereunder if it shall have complied in every respect with a schedule of delapidations prepared by the Landlord at the specific request of the Tenant giving at least 6 months notice before the date of determination of the Term

      Fire Precautions

9.0 To keep the Demised Premises sufficiently supplied and equipped with fire alarms fire fighting and extinguishing apparatus and installations and appliances which shall be and remain open to the inspection and maintained to the reasonable satisfaction of the Landlord and of the Local Fire Authority and also not to obstruct the access to or means of working of such apparatus and appliances

9.1 At all times during the Term at the expense of the Tenant to comply with all requirements and regulations from time to time of

      (a) the appropriate authority in relation to fire precautions affecting the Demised Premises

      (b) the appropriate supply authorities with regard to the electrical wiring installation and equipment and gas system (if any) within and exclusively serving the Demised Premises

9.2 Not to use on any account except in case of fire or other emergency any doors or special exits provided for escape in case of fire

      Inspection and Repairs

10.1 To permit the Landlord and any person authorised by it upon reasonable prior appointment (except in emergency) to enter upon the Demised Premises at all reasonable hours during the day time to view the state and condition and user of the same and the fixtures and fittings therein and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder

10.2 Within six months after every notice in writing to the Tenant (or immediately in case of need) to commence and thereafter diligently to proceed to repair well and substantially and make good all such defects decays and wants of reparation to the Demised

      Premises and the fixtures and fittings therein for which the Tenant is liable hereunder

10.3 PROVIDED ALWAYS that if the Tenant shall make default in the execution of the repairs and works referred to in such notice it shall be lawful for the Landlord and any persons authorised by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the Demised Premises and execute such repairs and works and the reasonable cost thereof (including any surveyors' or other fees incurred and whether or not such repairs and works are executed by the Landlord) shall be repaid by the Tenant to the Landlord on demand together with interest thereon from the date of demand to the date of payment at the Prescribed Rate

10.4 To permit the Landlord and the Landlord's Surveyor and tenants and other persons authorised by the Landlord with all necessary workmen upon reasonable prior appointment (except in emergency) to enter upon the Demised Premises to inspect maintain and execute repairs additions or alterations to any adjoining premises or for inspecting making repairing maintaining renewing connecting or cleansing any pipes drains channels watercourses sewers wires or cables belonging to or leading to or from the same all damage to the Demised Premises thereby occasioned being made good by the person so entering upon the Demised Premises

      Inventories

11. During the last six months of the Term (howsoever determined) to permit the Landlord and any person authorised by the Landlord to enter upon the Demised Premises at all reasonable hours during the day time to take schedules or inventories of fixtures and fittings and things to be yielded up at the determination of the Term

      Acts of Parliament

12. To observe and comply with the provisions and requirements of every enactment including without prejudice to the generality of the foregoing the Factories Acts the Offices Shops and Railway Premises Act 1963 the Health and Safety at Work etcetera Act 1974 so far as they relate to or affect the Demised Premises and including the cost of installing any new fixtures therein and maintain all arrangements which by or under any enactment or bye-law are or may be required at any time during the Term to be executed provided or maintained whether by the Landlord or the Tenant and to indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so required as aforesaid and not at any time during the Term to do or omit to be done or omitted in or about the Demised Premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

      Planning Acts

13. To comply with all respects during the currency of this Lease with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder so far as the same respectively relate to or affect the Demised Premises or any part thereof or any operations works acts or things already or hereafter during the Term to be carried out executed done or omitted thereon or the use thereof for any purpose and to pay any development charge or other charge imposed in respect of any such matter arising from any act commission or omission whatsoever of the Tenant or any party under the control of or on behalf of the Tenant and indemnify the Landlord against all proceedings expenses claims and demands in respect of any contravention by the Tenant of any provision of the said Acts

      Copies of Notices

14. Within fourteen days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice order or proposal for a notice or order or licence consent permission or direction given or made under any enactment and any regulations orders and instruments made thereunder and relating to the Demised Premises AND to permit the Landlord and all persons authorised by it at all reasonable times having given reasonable notice (except in case of emergency) to enter upon the Demised Premises to inspect the same for any purpose in connection with any such notice order proposal licence consent permission or direction

      Appeals

15. At the reasonable request of the Landlord to make or join with the Landlord in making any objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid

      Applications for Planning Permission

16. Not without the Landlord's prior approval (such approval not to be unreasonably withheld) to make any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the Demised Premises

      Fulfillment of Conditions

17. Unless the Landlord shall otherwise direct to carry out before the determination of the Term (however determined) any works (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the Demised Premises as a condition of any planning permission which may have been granted to the Tenant during the Term

      Purchase Notice

18. Not to serve any purchase notice under the Planning Acts requiring any Local Authority to purchase the Tenant's interest in the Demised Premises or any part thereof

      Compensation

19. If the Tenant shall receive any compensation because of any restriction placed upon the user of the Demised Premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

      Assignment and Underletting

20.0 Not to assign underlet or otherwise part with or share possession of any part of the Demised Premises (here meaning a portion only and not the whole thereof) otherwise to a subsidiary (as defined by section 154 of the Companies Act 1948) which shall occupy as licensee only and whose right of occupation shall cease and determine with that of the Tenant

20.1 Not to part with possession (otherwise than by way of assignment or underletting) or share possession of the whole of the Demised Premises

20.2  Not to assign the Demised Premises as a whole :-

      (i) without the previous consent in writing of the Landlord which shall not be unreasonably withheld in the case of an assignment to a respectable and responsible assignee intending to use the Demised Premises in accordance with the provisions hereof and

      (ii) without first procuring the execution by the proposed assignee and the delivery to the Landlord of a deed to be prepared by the Solicitor of the Landlord at the cost of the Tenant containing a covenant by the proposed assignee directly with the Landlord to pay the Basic Rent and all other sums payable hereunder and to perform and observe during the Term all the covenants (including this covenant) by the Tenant and conditions contained in this Lease as if they were repeated in the said deed mutatis mutandis and

      (iii) (if such proposed assignee shall be a private limited liability company and if the Landlord shall so require) without first procuring the execution by at least two directors of satisfactory standing or by an insurance company accepted by the Landlord and the delivery to the Landlord of a deed to be prepared by the Solicitor of the Landlord at the cost of the Tenant containing just and several covenants as sureties for such proposed assignee in the same terms mutatis mutandis as the covenants contained in Schedule G hereto

20.3 Not to underlet the Demised Premises as a whole save at a full rack rent without a premium nor without the previous consent in writing of the Landlord which shall not be unreasonably withheld in the case of an underletting to a respectable and responsible tenant intending to use the Demised Premises in accordance with the provisions hereof

20.4 On the grant of any permitted underlease the Tenant shall obtain therein and at all times thereafter enforce performance and observance of the covenants on the part of the underlessee as follows :-

      (i) an absolute covenant not to assign underlet or otherwise part with or share possession of any part of the sub-demised premises (here meaning a portion only and not the whole thereof) or to part with possession or share occupation of the whole thereof for all or any part of the sub-term (otherwise than by way of assignment of underletting)

      (ii) a qualified covenant not to assign or underlet the whole of the sub-demised premises without the licence in writing of the Landlord (the grant of which shall be subject to the same provisos as contained in this sub-clause)

      (iii) a covenant that the underlessee will cause to be inserted in every sub-underlease whether immediate or derivative covenants on the part of the relevant sub-underlessee corresponding to the covenants numbered (i) and (ii) above and that the underlessee will at all time thereafter enforce the same

20.5 Notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the Basic Rent or the full market rent of the Demised Premises obtainable without taking a fine or premium (whichever shall be the greater) and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

      Registration of Document

21. Within one month after assignment or underletting or sub-underletting of the Demised Premises or any devolution of any interest therein to give notice thereof in writing to the Landlord or its Solicitors and to produce to them the Assignment Transfer Counterpart Underlease sub-Underlease or other instrument duly stamped under which such devolution shall have occurred together with a copy of such instrument certified by a Solicitor and pay to the Landlord's Solicitors the Registration Fee

      User

22.1 To use and occupy the Demised Premises only for the Specified Use or for any such other use as the Landlord may have permitted or specified in writing pursuant to the paragraph of Schedule A headed "Open Market Rent" (para 16) and for no other purpose whatsoever

22.2  Not to use the Demised Premises or any part thereof

      (i) (save and except as may be herein expressly provided) for residential purposes or as sleeping accommodation

      (ii) for any noisy noisome offensive or dangerous trade art manufacture business or occupation

      (iii) for any illegal or immoral purpose

22.3 Not to use any part of the Demised Premises greater in area than the Lettable Area specified in the Clause headed "Open Market Rent" in Schedule A of this Lease without the prior written consent of the Landlord

      Alterations

23. Not at any time during the Term to damage interfere with or make any addition to or alteration in the Demised Premises or any party wall or any service conduit duct apparatus or installation therein but nothing herein contained shall prevent the Tenant with the prior written consent of the Landlord (which shall not be unreasonably withheld) from erecting or removing from time to time such temporary partitioning as may be necessary for the reasonable occupation of the Demised Premises PROVIDED ALWAYS that at the expiration or sooner determination of the Term the Tenant shall at the reasonable request of the Landlord dismantle and remove all temporary partitioning then in the demised premises and make good any damage caused by the partitioning or its removal and Provided also that nothing shall be done which reduces the Lettable Area

      Advertisements

24. Not to exhibit affix to or display on or from the exterior of the Demised Premises or of the external walls rails or fences any sign signboard fascia placard lettering notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except such as shall have been previously approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) and in the event of any such approval being given to observe the terms thereof and at the expiry or sooner termination of the Term to remove every such thing so approved and to make good the Demised Premises

      Floor Loading

25. Not to impose (whether directly or indirectly or by using machinery or otherwise) on any part of the floors ceilings or walls or of roof roof trusses or the structure of the Building a load or weight greater than that which the said floors ceilings or walls or roof roof trusses or structure are designed or constructed to bear with due margin for safety nor to cause or permit any undue vibration to the Demised Premises or the Building by machinery or otherwise

      Nuisance

26.0 Not to carry on upon the Demised Premises or any part thereof the business to be carried on thereon in a noisy noisome offensive or dangerous manner or do in or upon the Demised Premises or any part thereof any act matter or thing which may in the opinion of the landlord be or grow to be or become a nuisance or annoyance or a disturbance to or to the prejudice of the Landlord or its tenants or lessees or the owners lessees or occupiers for the time being of any premises in the neighbourhood

26.1 For the purposes of sub-clauses 22.2(ii) and 26.0 hereof any dispute or difference of opinion shall be referred to an independent surveyor to be appointed by the parties hereto or failing agreement by the President for the time being of the Royal Institution of Chartered Surveyors to act as an Arbitrator under the provisions of The Arbitration Acts 1950-1979

      Auctions

27. Not at any time during the Term to hold any sale by auction to be held upon the Demised Premises or any part thereof

      Encroachments Etcetera

28. Not to stop up darken or obstruct any windows or other openings belonging to the Demised Premises nor to permit any encroachment or easement to be made or acquired on or over the Demised Premises and that in case any encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice thereof to the Landlord and at the request of the Landlord will adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

      Let or Sale Boards

29. To permit the Landlord and any persons authorised by it to enter upon the Demised Premises and affix and retain without interference upon some part or parts thereof (but not so as to obstruct the access of light and air to the Demised Premises) notice for reletting or selling the same and to permit all persons with authority from the Landlord at all reasonable hours during the day time upon prior appointment to enter and view the Demised Premises

      Pollution

30.1 To take such measures as may be necessary to ensure that any effluent discharged from the Demised Premises into the drains or sewers which belong or are used for the Demised Premises whether or not in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to the Demised Premises properly flushed cleansed and free from obstruction and if any such obstruction shall occur forthwith to remove the same and make good any damage caused thereby whether to the structure of the Demised Premises or otherwise and to indemnify the Landlord against any claims arising from damage caused by such obstruction to adjoining or neighbouring premises

30.2 Not to discharge or allow to be discharged from the Demised Premises any fluid or anything of a poisonous or noxious nature of a kind that might or will contaminate or pollute the air or water and to indemnify the Landlord against any reasonable claims arising from damage caused by such contamination or pollution

30.3 To take at all times throughout the Term all such steps as are necessary and proper to prevent the emanation from the Demised Premises of excessive noise fumes heat or excessive vibration especially but not only where such emanation will or might be to the detriment of the Landlord or any other owners or occupiers of the adjoining or nearby lands

      Repair of Adjoining Premises

31.1 To permit agents or workmen with or without plant or machinery engaged or authorised by the Landlord to enter and remain upon the Demised Premises at all reasonable times on 7 days previous written notice (except in case of emergency) so far as may be necessary or useful in order to build walls (including the building or repair of party walls) or to stop up any openings in walls dividing the Demised Premises from other parts of the Development or deny adjoining or contiguous premises or to repair or rebuild any part of the Development or any adjoining or contiguous premises belonging to the Landlord or to cleanse lay re-lay maintain renew empty or repair any of the sewers drains conduits gutters watercourses pipes cables wire machinery equipment apparatus and mains belonging to the same and for all purposes connected with the Landlord's obligations hereunder the Landlord doing as little damage as reasonably practicable and making good as soon as reasonably possible all damage to the Demised Premises or any chattels thereon occasioned by the exercise of such rights and causing as little interference as is reasonably possible to the Tenant's use of the Demised Premises during the time that such work is being carried out

31.2 In case any dispute or controversy shall at any time or times arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlord the same shall from time to time be settled and determined by the Landlord's Surveyor who shall act reasonably in such manner as it in writing shall direct in that behalf but which determination the Tenant shall from time to time submit and which determination shall be conclusive and binding upon the Tenant

      Cost of Notices

32. To pay all costs charges and expenses (including Solicitors' costs and Surveyors' fees) incurred by the Landlord for the purpose or in contemplation of or incidental to the preparation and service of a notice under Section 146 or 147 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the covenants herein contained notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the

      Court or the preparation and service of any notice or schedule relating to want of repair of the Demised Premises and whether served during or after the determination of the Term or for the purpose or in contemplation of or incidental to all applications by the Tenant for any consent of the Landlord required by this Lease and also the proper and reasonable legal charges and the Landlord's Surveyors' fees actually incurred by the Landlord in cases where consent is refused or the application is withdrawn

      Cost of this Lease

33. To pay to the Landlord's Solicitors their solicitors charges for the preparation of this Lease and the Counterpart thereof and any renewal or renewals thereof and the Stamp Duties thereon

      Indemnity - Encumbrances

34. By way of indemnity only and only in so far as the same are still subsisting and capable of taking effect and affect the Demised Premises at all times hereafter to duly observe and perform the matters (if any) referred to in Part IV of Schedule B hereto and to keep the Landlord effectually indemnified against all actions proceedings costs claims and demands in respect thereof or any of them

      Indemnity - breaches

35. To pay and make good to the Landlord all costs and expenses including professional fees incurred by the Landlord in connection with all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach non-performance or non-observance of the covenants by the Tenant herein contained or implied and the conditions herein contained and on the part of the Tenant to be complied with and to indemnify the Landlord from and against all actions claims liabilities costs and expenses thereby arising

      PROVIDED that such indemnity shall be deemed (a) to extend to and cover all costs and expenses incurred by the Landlord in connection with any steps which the Landlord may take to remedy any breach of covenant by the Tenant herein contained or failure of the Tenant to observe and perform any covenant condition or obligation on the part of the Tenant herein contained or implied and (b) to be without prejudice to any rights or remedies of the Landlord hereunder in respect of any and every such breach non-performance or non-observance

      Indemnity - use and occupation

36. To keep the Landlord fully and effectually indemnified at all times and the Tenant hereby indemnifies the Landlord accordingly against all costs claims liabilities actions and expenses (whether alleged or demanded by the owners or occupiers of any adjoining or neighbouring properties or other parties) arising through the use or occupation of the Demised Premises the existence of any article in or about the Demised Premises or the execution or omission of any works upon the Demised Premises

      Regulations

37. At all times to observe and perform any reasonable regulation made by the Landlord and notified to the Tenant in writing governing the good order and management of any premises of which the Demised Premises form part and to ensure that the same are made known to and are complied with by the Tenants employees visitors and sub-tenants

                                   SCHEDULE E

                         Landlord's Covenants (clause 5)

      Insurance

1.1 To keep the Demised Premises insured with an office of repute against the Insured Risks to the full cost of their reinstatement and in the event of the Demised Premises being destroyed or damaged by any of the Insured Risks during the Term forthwith (as soon as the necessary labour materials and permits are obtained) to rebuild or reinstate the same and to lay out in or towards such rebuilding or reinstating in a good and substantial manner all monies received under or by virtue of any insurance effected thereon (other than monies received in respect of loss of rents) and all such further sums of money as shall be requisite in rebuilding and reinstating the Demised Premises

1.2 To provide the Tenant with particulars of the Policy of insurance from time to time effected by the Landlord under the provisions of Clause 1.1 hereof as the Tenant may require to inform themselves of the nature and extent of the cover provided thereby and to notify the Tenant of any proposed modification in or addition to the terms and conditions of such policy forthwith following the Landlords decision to effect such modification or addition or the intimation by the insurers of the making by them of such modification or addition

      Quiet Enjoyment

2. That the Tenant paying Basic Rent and the further rents hereby reserved and observing performing the Tenant's covenants herein contained shall and may peaceably hold and enjoy the Demised Premises during the term without any interruption or disturbance from or by the Landlord or any person lawfully claiming through under or in trust for it

                                   SCHEDULE F

Part I - Agreements and Declaration between the parties (clause 6)

      Re-entry

1. If the Basic Rent and the further rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for twenty-eight days after the same shall have become due (whether any formal or legal demand therefore shall have been made or not) or if there shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or if the Tenant or other person or persons in whom for the time being the said term shall be vested (being an individual or individuals) or any of them shall become bankrupt or have a receiving order made against him her or them or make any arrangement or composition with or for the benefit of his her or their conditions or suffer any execution to be levied on the Demised Premises or if the Tenant being a company shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction) or suffer any execution to be levied on the Demised Premises then and in such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf into or upon the Demised Premises or any part thereof in the name of the whole to peaceably re-enter and the Demised Premises peaceably to hold and enjoy thenceforth as if this Lease has not been made without prejudice to any right of action or remedy of either party against the other in respect of any antecedent breach of any covenant or condition herein contained

      Notices

2. Any notice required to be given or served under this Lease and not otherwise provided for shall be served or deemed to be served on the Tenant if served in accordance with Section 196 of the Law of Property Act 1925

      Suspension of Rent

3. In case the Demised Premises or any part thereof shall at any time be destroyed or so damaged by any of the Insured Risks as to be unfit for occupation or use then and in any such case (unless the insurance of the Demised Premises shall have been vitiated by the act neglect default or omission of the Tenant) the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable until the Demised Premises shall have been rebuilt or reinstated and made fit for use and occupation or for a period not exceeding three years (whichever shall be shorter) and such proportion in case of disagreement shall be referred to a single arbitrator to be appointed by the parties hereto but failing approval to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party above in accordance with and subject to the provisions of the Arbitration Acts 1950 to 1979

      Acceptance of Rent

4. Notwithstanding the acceptance of or demand for rent by the Landlord or its agent with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlord's right to forfeit this Lease on the ground of such breach shall remain in force AND the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence PROVIDED THAT this provision shall have effect in relation only to any acceptance of or demand for rent made during such period (if any) as may in all the circumstances be reasonable for enabling the Landlord to conduct any negotiations with the Tenant for remedying the breach which shall have been commenced by either party upon the Landlord becoming aware of the said breach

      Statutory Compensation

5. Except to the extent that any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the Demised Premises or any part thereof any compensation under the Landlord and Tenant Act 1954 or any statute modifying or re-enacting the same

      Exclusion of any Warranty of Fitness

6. Neither the granting of this Lease nor any provision herein contained shall operate or be construed as warranting that the use to which the Tenant proposes nor or hereafter to put the Demised Premises or any use to which (whether subject to conditions or not) the Tenant may be at liberty or may be required under the provisions of this Lease to put the Demised Premises is or may be or become legally permitted whether under the provisions of the Planning Acts or otherwise

      Party Walls

7. Each and every wall separating the Demised Premises from any adjoining premises of the Landlord shall be deemed to be a party wall severed medially

      Interest on Arrears etc

8. If the Basic Rent or any other sum payable by the Tenant to the Landlord under this Lease shall not be paid to the Landlord within twenty one days of the same being due the Tenant shall pay to the Landlord with any such sums (but without prejudice to all or any rights or remedies of the Landlord hereunder) interest thereon at the Prescribed Rate calculated on a day to day basis from the date the same became due and payable down to the date of payment or re-imbursement by the Tenant and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

      Set Off

9. The Tenant shall not be entitled to set off any counterclaim or exercise a right of retention against rent unless the existence and maturity of such claim have been accepted by the Landlord or are established by a final decision of a Court or an arbitrator

      Rent Review Waivers and Consents

10. In the event of the Landlord specifying any waiver or consent under the Clause headed "Open Market Rent" in Schedule A of this Lease which the Landlord is willing to make or give any covenant to which such waiver or consent relates shall thereafter be modified accordingly as from the Relevant Review Date

SCHEDULE F

Part II - Provisions re Services

      Service Charge

1. The Tenant hereby agrees and covenants with the Landlord that it will pay by way of further rent a service charge contribution in accordance with the following paragraph of this Schedule (together with any Value Added Tax due and payable thereon) such contribution to be such proportion of the total service charge for the Development as the Landlord's Surveyor shall from time to time conclusively determine during the Term to be properly attributable to the Demised Premises

      Provisions as to Service Charge

2.0   The total service charge shall be the aggregate of :-

      (a) The reasonable cost to the Landlord of the provision by it of the services and matters mentioned in paragraph 3 of this Schedule during the relevant year (due allowance being made where any expenditure is met out of the reserve hereinafter mentioned) and

      (b) A reasonable sum being the annual depreciation over a fair and proper period (to be conclusively determined by the Landlord's Surveyor) of all the capital plant and equipment used in or for the provision of such services and

      (c) All other reasonable expenditure incurred by the Landlord as mentioned in paragraph 3 of this Schedule during the relevant year

      PROVIDED THAT the Landlord may in its discretion include in any year a sum which the Landlord's surveyor determines to be reasonable by way of reserve against anticipated future expenditure on the said services such determination to be conclusive

2.1 The Tenant shall pay to the Landlord on account of the annual service charge contribution on each quarter day in advance such a sum as shall in the discretion of the Landlord be demanded by it not exceeding one equal fourth part of the anticipated annual service charge contribution for the current year to be determined by the Landlord's Surveyors

2.2 At the end of each year the Landlord shall as soon as practicable within the following three months cause an account to be prepared of the total service charge for that year and send a copy thereof to the Tenant together with a statement showing the annual service charge contribution payable by the Tenant and the amount paid on account by the Tenant in such year Any difference due from the Tenant shall be paid to the Landlord within fourteen days of the receipt of such statement (whether or not the same is received within or after the expiration of the said period of three months) and any balance due to the Tenant shall be allowed against the next payment on account of service charge contribution due from it

2.3 For the purpose of this Schedule "year" shall mean the period of twelve months from the First day of January to the next ensuing Thirty-first day of December (both dates inclusive and insofar as the annual service charge contribution has to be calculated for any period other than a year or a payment on account for any period other than a quarter the same shall be calculated by apportionment on a daily basis

2.4 The certificate of the Landlord's Surveyor acting in a reasonable manner as to the total service charge and the service charge contribution due from the Tenant in any year shall be final and conclusive as between the Landlord and the Tenant

2.5 Provided that in the provision of such services mentioned in the next following paragraph the Landlord shall act in all respects in a reasonable manner for the benefit of the Lessees of the Development

      Services

3.0 The Landlord hereby covenants with the Tenant that subject to payment by the Tenant of the Basic Rent and the further rents herein reserved and provided that the Tenant has complied with all the covenants and obligations on the part of the Tenant to be performed and observed to use its best endeavours to provide the following services :-

      The maintenance amendment repair renewal cleansing decorating and otherwise keeping in good and tenantable condition of :-

      (a)   the Common Parts and

      (b) the boundary walls fences and gates of and within the curtilage of the Development

3.1 The repair renewal replacement cleansing and maintenance in good working order and repair of the equipment apparatus and appliances (if any) in the Common Parts including (without prejudice to the generality of the foregoing) the watercourses channels pipes drains sewers cables wires meters ducts and other conducting media the electrical installation and light fittings

3.2   Any lighting to the Common Parts

3.3 Grassing and tending and keeping tidy and planting with such flora trees and shrubs as the landlord shall deem at its absolute discretion to be appropriate the landscaped areas on the Development

3.4 Providing maintaining renewing replacing repairing and keeping in good order and condition all installations appurtenances appointments fixtures fittings bins receptacles tools appliances materials and other things which the Landlord may deem desirable or necessary for the maintenance upkeep or cleanliness of the Development and the supply of services to the Development

3.5 Employing and determining (as and when the Landlord considers it expedient) the employment of such agents managers contractors and staff as the Landlord may deem reasonably desirable or necessary to enable or assist it to provide the said services or any of them and for the general conduct management and security of the Development and all parts thereof and to pay all incidental costs fees compensation premiums and other expenditure in relation to such employment (including but without limiting the generality of such provision) payment in respect of the statutory and such other insurance health pension welfare and other payments contributions compensation claims or liability of any kind and premiums as the Landlord may at its absolute discretion deem desirable or necessary and the provision of uniforms working clothes and other equipment for the proper performance of their duties the rental value of any caretaker's accommodation within the Development and the cost of providing the same and any other accommodation provided by the Landlord for management purposes and the expenses incurred from time to time in the management of the Development

3.6 Paying all rates taxes charges assessments impositions and other outgoings payable by the Landlord in respect of the Common Parts of the Development except insofar as the Tenant or any other occupier of the Development may be liable for the same under the terms of this or their lease or occupation

3.7 Keeping the Common Parts insured upon similar terms (including the Landlords covenant to reinstate) as those set forth in the Landlord's covenant headed "insurance (Clause 1.1 of Schedule E)

3.8 Taking all steps reasonably deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning employment town planning public health highways streets drainage or other matters reasonably relating to or alleged to relate to the Development for which the Tenant is not directly liable hereunder

3.9 Re-marking as required the car and lorry parking spaces loading bays and turning areas (if any)

3.10 If the Landlord reasonably considers it expedient removing from the Demised Premises to a central collection point all usual refuse and rubbish

3.11 As and when the Landlord shall in its absolute discretion consider it appropriate enforcing or attempting to enforce against :-

      (a) Any other tenant of the Development the observance of any covenant in that tenant's lease the non-observance of which is or may be detrimental to the Landlord or the Tenant or any of the other tenants of the Development and

      (b) Any owner or occupier of adjoining or neighbouring premises the payment of any contribution towards anything used in common with the Development

3.12 Paying a contribution towards the expense of repairing renewing and maintaining all ways roads pavements sewers drains pipes watercourses party walls party structures party fences walls or other conveniences which may belong to or be used by the occupiers of the Development in common with others and in common with other premises near or adjoining thereto and not forming part of the Demised Premises

3.13 Executing any works as are or at any time during the term shall under or by virtue of any enactment for the time being in force or by any Local or other competent Authority be directed or required to be done or executed in respect of the Development and for which none of the occupiers of the Development are liable

3.14 The general supervision and management of the Development and the Landlord's interest therein by the Landlord or its Agent

3.15 The costs and expenses of preparing and supplying the accounts and statements mentioned in paragraph 2 of this Part of this Schedule and the costs and expenses of the Landlord's Surveyor in exercising any of his functions under this Schedule

3.16 The preparation and supply of copies of regulations made by the Landlord under the foregoing provisions hereof and copies of all amendments or additions made from time to time thereto

      Savings

4.0 The Landlord shall not be liable to the Tenant for any defects or want of repair unless and until the Landlord has had notice thereof

4.1 The Landlord may from time to time reasonably withhold add to extend vary reduce or make any alterations in the rendering of the service upon giving notice aforesaid or any of them in any manner and to any extent that the Landlord deems desirable in the interest of good estate management but so that the use and enjoyment of the Demised Premises shall not thereby be prejudicially or adversely affected

4.2 The Tenant shall have no claim against the Landlord arising out of or in respect of the failure of the Landlord to provide any of the said services by reason directly or indirectly of circumstances outside the reasonable control of the Landlord and in particular (but without prejudice to the generality of the foregoing) by reason directly or indirectly of any act of God or of third parties or any strike lockout or labour dispute or any shortage of labour fuel water gas electricity or other supplies or of any material or other defect or breakdown arising in or occuring to any part of the service installations or other equipment in the Development used for or in connection with the furnishing of any service

4.3 The Landlord shall not be responsible for or incur any liability in respect of:-

      (a) Any damage to any person or property by reason of any defect in the structure of any part of the Development (other than such defect comprised within the proviso to clause 6.1 of Schedule D hereof) or by reason of the defective working stoppage or breaking of any machinery power or appliance in connection therewith or

      (b) Any loss or inconvenience which may be occasioned by any delay or want of supply of water (including heated water) electric current gas or other fuel or conditioned air caused by any Service installation or other equipment connected with the supply thereof being defective or out of repair or by the closing down or temporary withdrawal from use of any service installations or boiler or other services equipment for periodic inspection repairs or other necessary purposes

      (c) The act or default of any caretaker or any other servant or agent of the Landlord or of any other tenant or any servant or agent of any other tenant or any servant or agent of any other tenant or occupant of the Development nor for any loss occasioned by theft negligence of such servants or otherwise

      (d) Any letter parcel or property which may be left with or entrusted to any Caretaker or any other servant of the Landlord or for the act or default of any such person or anything arising therefrom

                                   SCHEDULE G

                          Surety's Covenant (Clause 7)

1. The Tenant will throughout the Term pay the rents and all increases therein reserved (whether such increased are effected in accordance with Schedule C hereto or as otherwise agreed or settled between the Landlord and the Tenant) and made payable by this Lease in the manner and at the respective times herein appointed for payment and shall observe and perform all the covenants provisions and conditions on the part of the Tenant herein contained AND FURTHER the Surety covenants to pay and make good to the Landlord on demand all losses costs damages and expenses occasioned to the Landlord arising out of or by reason of the default of the Tenant in respect of any of the said covenants provisions and conditions AND that any neglect or forbearance on the part of the Landlord in enforcing or giving time (a) for payment of the Basic Rent (and other rents) and all increases therein or any part thereof or (b) the observance or performance of any of the said covenants provisions and conditions shall not release the Surety from its ability under the covenant or guarantee on its part contained in this Clause

2.    That :-

      (i) if the Tenant (being a Company) shall go into liquidation and the Liquidator disclaim this Lease or

      (ii) if the Tenant (being a Company) is dissolved or struck off the register and the Crown disclaims this Lease or

      (iii) if the Tenant (being an individual) becomes bankrupt and the Trustee in Bankruptcy disclaims this Lease or

      (iv) if this Lease shall be forfeited by the Landlord under the right or power in that behalf contained or referred to herein the Landlord may within three months following the disclaimer or forfeiture (as the case may be) by notice in writing require the Surety to accept a new Lease of the Demised Premises in their then actual state and condition (and subject to any underlease or tenancy or other interest created by the Tenant for the time being affecting the same or any part thereof) for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the rents last payable under the Lease and subject to the said covenants provisions and conditions with the exception of this sub-clause and the immediately preceding sub-clause And so that if a disclaimer or forfeiture shall occur after the completion of a rent review carried out in accordance with the provisions of Schedule C to this Lease the Basic Rent to be reserved by the new Lease shall be the Basic Rent last previously payable before the disclaimer or forfeiture the new Lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture (as the case may be) and in such case the Surety shall pay the Landlord's Solicitors charges and disbursements of and shall accept the new Lease and will execute and deliver to the Landlord a Counterpart thereof

3. If and as often as the Landlord or the Tenant may by notice in writing to require to sign the memorandum of the Basic Rent in accordance with the provisions of paragraph 9 of Schedule C hereto

4. In the event of the Tenant being granted at the expiration of the Term a new lease of the Demised Premises or any part thereof pursuant to the provisions of the Landlord and Tenant Act 1954 or any other statute for the time being in force the covenants aforesaid of the Surety shall apply to such new lease to the same extent as they apply to this Lease

THE COMMON SEAL of PENSION     )
FUNDS SECURITIES LIMITED was   )
hereunto affixed in the        )
presence of :                  )

[GRAPHIC]

/s/ [ILLEGIBLE] Director

/s/ [ILLEGIBLE] Secretary